Q1 FY17 Earnings Release Supplemental Material December 1, 2016

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as Operating income and Net income. Additionally, a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from its non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release, or the information herein, for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Q1 FY17 Earnings Highlights 3 (a) Results for Q1 FY16 (thirteen week period ended 10/24/15) exclude Premium Fashion segment results for the three week stub period preceding the 8/21/15 ANN INC. acquisition date (b) Both quarters ended 10/29/16 and 10/24/15 are adjusted to exclude restructuring and acquisition and integration expenses, along with the impact of non-cash purchase accounting entries related to the write up of ANN INC.’s assets and liabilities to fair market value (c) Q1 FY16 non-GAAP results include the three-week stub period preceding the 8/21/15 acquisition date of ANN INC. Q1 FY17 Q1 FY16 Q1 FY17 Q1 FY16 (c) Comp Sales (5%) (3%) Gross Margin 60.4% 54.0% 60.4% 60.3% BD&O 19.1% 18.1% 19.0% 18.4% SG&A 31.2% 29.1% 31.1% 29.4% EPS $0.07 ($0.10) $0.18 $0.36 GAAP (a) Non-GAAP (b)

Q1 FY17 Q1 FY16 (a) Premium Fashion (6%) (2%) Ann Taylor (11%) (4%) LOFT (3%) (1%) Value Fashion (6%) 1% maurices (6%) 7% dressbarn (5%) (5%) Plus Fashion (5%) 3% Lane Bryant (4%) 4% Catherines (10%) (1%) Kids Fashion (1%) (15%) Total Company (5%) (3%) Comp Sales Performance Q1 FY17 Sales Summary 4 Q1 FY17 Sales Mix (a) Comparable sales for the Premium Fashion segment and Total Company reflect unaudited, internally generated Premium Fashion segment data for the three week stub period prior to the 8/21/15 acquisition date of ANN INC. Premium 34% Plus 19% Value 30% Kids 17%

Kids Fashion - Comparable Sales 5 (16%) (11%) (4%) (1%) Fall FY16 Q3 FY16 Q4 FY16 Q1 FY17

Q1 FY17 vs. Q1 FY16
End-of-Period Segment Inventory



Reported
(15.6%)
(2.2%)
(1.6%)
(17.0%)
(9.2%)
Premium Fashion
Value Fashion
Plus Fashion
Kids Fashion
Total Company
Adjusted
(8.6%)
(6.3%)
(10.7%)
2.8%
(6.8%)
Premium Fashion (a)
Value Fashion (b)
Plus Fashion (b)
Kids Fashion (b)
Total Company (a)

(a) *Inventory figures exclude $23M of unamortized inventory step-up in prior year period for the **Premium Fashion** segment and **Total Company***

(b) *Inventory figures for the **Value, Plus,** and **Kids Fashion** segments reflect timing differences of intercompany in-transit allocation from the **Kids Fashion** segment (importer of record) to the **Value Fashion** and **Plus Fashion** segments (~$10M and ~$20M, respectively) in the prior year*

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Q1 FY17 Balance Sheet and Cash Flow Highlights  Ending inventory down 7%  Capital expenditures of $77 million  Ending balance of $271 million in cash and cash equivalents; $207 million outside the U.S.  Ending debt of $1,668 million – $1,619 million term loan balance – $49 million balance on revolving Asset-Based Loan 7 (a) (a) Excludes $23M of unamortized inventory step-up in prior year period for the Premium Fashion segment (b) Excludes change in period end accruals ($62 million as of Q4 FY16 and $32 million as of Q1 FY17) (b)

Store Locations End of Q4 Store Locations Opened Store Locations Closed Store Locations End of Q1 Store Locations End of Q1 Premium Fashion 1,022 5 (4) 1,023 1,049 Ann Taylor 340 2 (2) 340 362 LOFT 682 3 (2) 683 687 Value Fashion 1,802 18 (5) 1,815 1,792 maurices 993 15 (2) 1,006 964 dressbarn 809 3 (3) 809 828 Plus Fashion 1,145 5 (4) 1,146 1,149 Lane Bryant 772 4 0 776 772 Catherines 373 1 (4) 370 377 Kids Fashion 937 1 (2) 936 978 Total Company 4,906 29 (15) 4,920 4,968 Quarter Ended October 29, 2016 Quarter Ended October 24, 2015 Real Estate Summary 8

Q1 Results vs. Guide - Non-GAAP Basis Actual Guidance Net sales: $1.68B ~$1.70B Gross margin: 60.4% 60.5 to 61.0% Operating income: $86M $78M to $88M Interest expense:(a) $25M ~$25M Effective tax rate:(b) 41% 39% Diluted share count: 195M 196M EPS $0.18 $0.16 - $0.21 (a) Included ~$3M in non-cash interest related to the amortization of the term loan original issue discount and debt issuance costs, consistent with guidance (b) Higher effective rate resulting from state and local tax jurisdictions 9

Q2 and Full Year Fiscal 2017 Guide – Non-GAAP Basis Q2 FY17 Full Year FY17 Net sales: $1.75 to $1.80B ~$6.9 to $7.0B Comparable sales: Down 4% Down 1% to Down 2% Gross margin: 55.0 – 55.3% 59.0 – 59.3% Depreciation and amortization ~$88M ~$355M Operating income: $7 to $17M $280 to $295M Interest expense:(a) ~$25M $95 to $100M Effective tax rate: 40% 40% Diluted share count: 196M 197M EPS ($0.05) to $0.00 $0.60 to $0.65 10 (a) Inclusive of non-cash interest of approximately $3 and $12 million (Q2 and full year, respectively) related to the amortization of the term loan original issue discount and debt issuance costs

Full Year FY17 Guide –
Quarterly Comp Sales Progression



FY17 Actual / Guide
Two-year Comp Stack
(5.0%)
(3.5%) - (4.5%)
(1%) - (2%)
0.5% - 1.5%
~(2%)
(5.1%)
~(5%)
~(4.5%)
~(3.5%)
(4%) – (5%)
Q1 (A)
Q2 (E)
Q3 (E)
Q4 (E)
Full Year (E)

(a) Q2 comp outlook is based on the negative 5% two-year comp stack coming out of the first quarter; acceleration of two-year stack in the third and fourth quarters is supported by omni-channel platform rollout and segment initiatives

(b) Two-year comp stack excludes Justice FY16 comp progression, due to selling strategy reset implemented in July 2015

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Full Year FY17 Capital Expenditures – (cash basis) (a) Assumes comparable year-end accrual levels ($ Millions) (a) Including ANN INC. Legacy ASNA 12